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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his capacity as a director or officer, or both, as the case may be, of W.R. Berkley Corporation (the "Corporation"), does hereby appoint Anthony J. Del Tufo and Robert S. Gorin, or either of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Said attorneys, or either of them, shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ WILLIAM R. BERKLEY      Chairman of the Board and
------------------------------  Chief Executive Officer      January 31, 1997
      William R. Berkley        (Chief Executive Officer)

     /s/ JOHN D. VOLLARO        President and Chief
------------------------------  Operating Officer and        January 31, 1997
       John D. Vollaro          Director

                                Senior Vice President,
   /s/ ANTHONY J. DEL TUFO      Chief Financial Officer
------------------------------  and Treasurer (Chief         January 31, 1997
     Anthony J. Del Tufo        Financial Officer)

    /s/ CLEMENT P. PATAFIO      Vice President and
------------------------------  Corporate Controller         January 31, 1997
      Clement P. Patafio        (Chief Accounting Officer)

     /s/ ROBERT B. HODES
------------------------------  Director                     January 31, 1997
       Robert B. Hodes

      /s/ HENRY KAUFMAN
------------------------------  Director                     January 31, 1997
        Henry Kaufman

    /s/ RICHARD G. MERRILL
------------------------------  Director                     January 31, 1997
      Richard G. Merrill

     /s/ JACK H. NUSBAUM
------------------------------  Director                     January 31, 1997
       Jack H. Nusbaum

     /s/ MARK L. SHAPIRO
------------------------------  Director                     January 29, 1997
       Mark L. Shapiro

       /s/ MARTIN STONE
------------------------------  Director                     January 31, 1997
         Martin Stone